SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


                                      FORM 8-K/A


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):          April 12, 2004
                                                        ____________________



Exact Name of Registrant as
  Specified in Its Charter:           CALIFORNIA AMPLIFIER, INC.
                                ___________________________________



          DELAWARE                       0-12182               95-3647070
 _____________________________        ____________            _____________
State or Other Jurisdiction of         Commission            I.R.S. Employer
Incorporation or Organization          File Number          Identification
No.




Address of Principal Executive Offices:     1401 N. Rice Avenue
                                            Oxnard, CA 93030
                                           _________________________


Registrant's Telephone Number, Including
 Area Code:                                    (805) 987-9000
                                             _________________________


Former Name or Former Address,
 if Changed Since Last Report:                 Not applicable
                                             _________________________









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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

This report is an amendment to the Registrant's report on Form 8-K dated April 12, 2004 that was filed with the Securities and Exchange Commission on April 27, 2004 (the "Initial Form 8-K Report"). This amending report contains the required audited financial statements and unaudited pro forma financial information referenced previously in the Initial Form 8-K Report.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Business Acquired.

      The audited financial statements of Vytek Corporation for the years ended December 31, 2003 and 2002, including the report thereon of Ernst & Young LLP, independent registered public accountants, are attached hereto as Exhibit 99-1.

      The audited financial statements of Vytek Corporation for the year ended December 31, 2001 are incorporated by reference to pages F-1 to F-19 of the Registration Statement on Form S-4 (No. 333-112851) filed with the Securities and Exchange Commission on February 13, 2004.

(b)   Pro Forma Financial Information.

      The unaudited pro forma condensed combined balance sheet of California Amplifier, Inc. ("CalAmp") and Vytek Corporation
      ("Vytek") as of February 28, 2004, and the unaudited pro forma condensed combined statement of operations of CalAmp and Vytek for the year ended February 28, 2004 are attached hereto as Exhibit 99-2.

(c)   Exhibits.

        99.1 Audited financial statements of Vytek Corporation for the years ended December 31, 2003 and 2002.

        99.2 Unaudited pro forma condensed combined financial information of California Amplifier, Inc. and Vytek Corporation as of February 28, 2004 and for the year then ended.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CALIFORNIA AMPLIFIER, INC.

       June 28, 2004                      /s/ Richard K. Vitelle
_________________________________      _________________________________
           Date                         Richard K. Vitelle
                                        Vice President - Finance
                                        (Principal Financial Officer)